UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Undiscovered Managers Funds

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to update certain telephone numbers for shareholder questions and for requesting printed proxy materials, related to the virtual special shareholder meeting to be held on October 27, 2021 (the “Meeting”), included in the Definitive Proxy Statement filed by the registrant with the U.S. Securities and Exchange Commission on August 27, 2021 (the “Proxy Statement”).

Please note that no changes other than those described in this explanatory note have been made to the Proxy Statement and related materials. These corrections were made prior to any mailing of the Proxy Statement to shareholders.

Undiscovered Managers Funds

277 Park Avenue

New York, NY 10172

August 27, 2021

Dear Shareholder:

You are being asked to vote on important matters to be considered at a special meeting of shareholders of each of the series (“Funds”) of Undiscovered Managers Funds (“Trust”), scheduled to be held on October 27, 2021 at 10:00 a.m. Eastern Time (“Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person.

The purpose of the Meeting is to obtain shareholder approval for the following two important proposals (“Proposals”):

(1)	To elect 16 Nominees to serve as Trustees for the Trust.

(2)	To approve a new sub-advisory agreement between J.P. Morgan Investment Management Inc. and Fuller & Thaler Asset Management, Inc., for Undiscovered Managers Behavioral Value Fund.

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on August 20, 2021 (the “Record Date”). Shareholders of all Funds will vote on Proposal 1 and shareholders of Undiscovered Managers Behavioral Value Fund will vote on Proposal 2.

Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can vote in any of four ways: by telephone, via the Internet, by returning the enclosed proxy card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

Please vote all proxies you receive at your earliest convenience. Please review the Proxy Statement and consider the Proposals carefully before voting. Please vote at your earliest convenience even if you plan to participate in the Meeting virtually. This will help control costs associated with conducting the proxy solicitation and will help ensure quorum is reached, which will allow the Proposals to be acted upon at the Meeting. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Instructions explaining how to vote are provided on the notice for the Meeting and your Proxy Card.

If you have any questions after reviewing the proxy materials, please call 1-855-737-3175. We will get you the answers that you need promptly.

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote “FOR ALL” the Nominees in Proposal 1 and “FOR” Proposal 2.

Thank you for your attention to these important matters and for your continuing support of the J.P. Morgan Mutual Funds.

Sincerely,

Brian S. Shlissel

President

Undiscovered Managers Funds

Undiscovered Managers Funds

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Value Fund

277 Park Avenue

New York, NY 10172

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 27, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of each of the series named above (each, a “Fund” and collectively, the “Funds”) of Undiscovered Managers Funds (“Trust”) is scheduled to be held in a virtual meeting format at 10:00 a.m. Eastern Time on October 27, 2021 (the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

The Meeting is being held to act on the following proposals (“Proposals”), as further described in the Proxy Statement:

(1)	To elect 16 Nominees to serve as Trustees for the Trust;

(2)	To approve a new sub-advisory agreement between J.P. Morgan Investment Management Inc. and Fuller & Thaler Asset Management, Inc for Undiscovered Managers Behavioral Value Fund.

You are entitled to vote at the Meeting, including any postponement(s) and adjournment(s), if you owned shares of any Fund at the close of business on August 20, 2021 (the “Record Date”). Shareholders of all Funds will vote on Proposal 1 and shareholders of Undiscovered Managers Behavioral Value Fund will vote on Proposal 2.

To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on their proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on October 27, 2021.

This Notice presents an overview of the more complete proxy materials, which contain important information and are available on the Funds’ website or by mail. This Notice is not a ballot or other form for voting.

The Proxy Statement is available at www.proxyvote.com and a paper copy can be obtained at no charge by calling 1-800-579-1639.

Your vote is extremely important, and voting is quick and easy. You can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting. We encourage you to vote by telephone or via the Internet, which will reduce the time and costs associated with this proxy solicitation.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number shown on your Proxy Card.	(2) Go to the website shown on your Proxy Card.

(3) Enter the control number shown on your Proxy Card and follow the simple instructions.	(3) Enter the control number shown on your Proxy Card and follow the simple instructions.

Please vote all proxies you receive at your earliest convenience, even if you plan to participate in the Meeting virtually. You may receive more than one set of proxy solicitation materials if you hold shares in multiple Funds or accounts. Please vote them all. Your vote is extremely important, no matter how many shares you own.

Whichever method you choose, please read the Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Brian S. Shlissel

President

August 27, 2021

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

TABLE OF CONTENTS

Introduction	2

Proposal 1: To elect 16 Nominees to serve as Trustees for the Trust. (All Funds)	3

Proposal 2: To approve a new sub-advisory agreement between J.P. Morgan Investment Management Inc. and Fuller & Thaler Asset Management, Inc for Undiscovered Managers Behavioral Value Fund (Undiscovered Managers Behavioral Value Fund)	21

General Information	27

Voting Information	28

Other Matters	30

Appendix A: Governance Committee Charter	A-1

Appendix B: Executive Officers of the Trust	B-1

Appendix C: Ownership of Securities	C-1

Appendix D: Sub-Advisory Agreement	D-1

Appendix E: Fees Paid by the Funds to Independent Auditors	E-1

Appendix F: Share Information	F-1

Appendix G: Principal Shareholders of the Funds	G-1

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 27, 2021

INTRODUCTION

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees of Undiscovered Managers Funds (“Trust”), on behalf of each of its respective series as named on the Notice (each, a “Fund” and collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held in a virtual meeting format at 10:00 a.m. Eastern Time on October 27, 2021, for the purposes described in this Proxy Statement (together with any postponement(s) or adjournment(s), the “Meeting”).

Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of the Funds’ shareholders and officers, and other attendees, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person, but will be able to participate remotely as described below.

This Proxy Statement and its accompanying Proxy Card are first being mailed to shareholders on or about September 16, 2021. Any shareholder of a Fund on the Record Date is invited to attend the Meeting.

To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submitting the requested required information to Broadridge Investor Communication Solutions, Inc. (“Broadridge”), the Funds’ proxy tabulator.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on their proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Obtaining a legal proxy may take several days. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/jpmorganfunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information for the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021. For requests received after 3:00 p.m., Eastern Time, on Tuesday, October 26, 2021, Broadridge will attempt to complete the registration, but may be unable to do so in time for the Meeting.

If you would like to receive a copy of the most recent annual report of a Fund free of charge, or copies of any subsequent shareholder report, please make the request in writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143 or by calling 1-800-480-4111. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the annual report for any Fund by visiting www.jpmorganfunds.com.

PROPOSAL 1

ELECTION OF NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

Proposal

Shareholders are being asked to elect 16 individuals (“Nominees”) to serve on the Trust’s Board of Trustees (“Board”).

Background

The J.P. Morgan Family of Funds includes 125 U.S. mutual funds (“J.P. Morgan Mutual Funds”) and 44 exchange-traded funds (“J.P. Morgan ETFs”) totaling approximately $1,046 billion as of July 31, 2021. The investment adviser to the J.P. Morgan Mutual Funds and J.P. Morgan ETFs is J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”). The J.P. Morgan Mutual Funds and J.P. Morgan ETFs are each currently overseen by separate boards with different individuals serving as board members. One of the goals of this Proposal, if approved, is to achieve a single, unified board with common members across the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The J.P. Morgan Mutual Funds currently consist of 125 individual mutual funds, including the two Funds that make up the Trust. Each of the 125 funds is a separate series of one of eight registered open-end management investment companies. Each of the eight investment companies, including the Trust, is a separate legal entity that has its own board of trustees/directors. The same individuals who currently serve as members of the Board (“Trustees”) also serve as trustees/directors on those other boards (individually and collectively with the Trustees/Board, the “Mutual Fund Board”).

The J.P. Morgan ETFs currently consist of 44 separate series of J.P. Morgan Exchange-Traded Fund Trust, another open-end registered management investment company. A different group of individuals from those currently serving on the Mutual Fund Board currently serves on its board of trustees (the “ETF Board”).

Nine of the Nominees currently are Trustees and therefore are members of the Mutual Fund Board. Seven of the Nominees currently are not Trustees (“New Nominees”): six are members of the ETF Board and one, Nina O. Shenker, is a current executive of J.P. Morgan Asset & Wealth Management (“JPMAWM”) who is expected to retire from that role prior to commencing service as a Trustee.

In conjunction with seeking your approval to elect the Nominees to serve on the Board, the other open-end registered management investment companies constituting the J.P. Morgan Mutual Funds and the J.P. Morgan Exchange-Traded Fund Trust are asking their shareholders to elect the same 16 Nominees to their boards. Fourteen of the Nominees, including all of the current Trustees, are not expected to be “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Nominees”), and two of the Nominees are expected to be “interested persons” (the “Interested Nominees”). If shareholder approval is also obtained for all of those investment companies, this will result in a unified board structure across the J.P. Morgan Family of Funds, with the same group of trustees/directors overseeing all of the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

The Mutual Fund Board and the ETF Board separately determined that it is in the best interests of the J.P. Morgan Mutual Funds and the J.P. Morgan ETFs to be overseen by the same group of trustees/directors and specifically by the individuals nominated for election in this Proposal.

Factors Supporting a Unified Board

In reaching its determination to recommend shareholder approval of the Nominees, in addition to carefully considering the experience, qualifications, attributes, and skills of each Nominee, as further discussed below, the Trustees evaluated the potential benefits of moving to a unified board structure. They considered the following factors, among others. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching their conclusions with respect to the benefits of implementing a unified board structure.

•

Convergence of Mutual Funds and ETFs: In light of the convergence of mutual funds and ETFs as popular investment options, combining the J.P. Morgan Mutual Funds and J.P. Morgan ETFs into a single fund complex overseen by a single board of trustees will benefit shareholders because a unified board will share greater combined expertise, including a broader and deeper collective understanding of mutual fund and ETF products and markets. This will facilitate oversight of investment strategies offered through both vehicles, including appropriate business considerations and conflicts of interest. In addition, a unified board should be better able to serve shareholders in determining whether to offer a fund in a mutual fund or ETF format, to merge or convert funds from one format to the other or to offer substantially similar funds in both formats.

•

Ability to Respond to Evolving Market Conditions: Operating through a unified board structure will provide synergies in the oversight of the J.P. Morgan Family of Funds on behalf of shareholders by providing enhanced oversight of evolving market and regulatory trends impacting both types of funds. A unified board will help ensure that the J.P. Morgan Family of Funds are able to respond nimbly to evolving competitive and regulatory developments, particularly matters that may impact both the J.P. Morgan Mutual Funds and J.P. Morgan ETFs.

•

Broader Skill Sets, Backgrounds and Experiences: Increasing the size of the Board will broaden the diversity of viewpoints, skill sets, backgrounds and depths of experiences of the Board, which would benefit the Board in its exercise of oversight responsibilities on behalf of shareholders and in responding to the growing complexities of registered fund governance and oversight, including compliance, regulatory and risk management oversight. In addition, increasing the size of the Board will potentially allow greater focus on important matters through the use of additional Board members on committees, whether specific to a particular Mutual Fund or ETF or complex wide.

•

Succession Planning: The Board has experienced several retirements over the past few years. As a result, only two-thirds of the Trustees have been elected by shareholders. Under the 1940 Act, shareholder approval is required to fill a vacancy if it would result in a board with less than two-thirds of its members having been elected by shareholders. Accordingly, filling any of the current vacancies would require shareholder approval. Shareholder approval of the Nominees also would address the anticipated longer-term succession planning needs of the Board by allowing a number of anticipated future vacancies (due to future retirements) to be left empty (which would move the Board back in line with its historical size of 12 members) or filled without the time and expense associated with calling another shareholder meeting. In addition, onboarding for the New Nominees is expected to require less time and expense than would be required for nominees who are less familiar with the J.P. Morgan Family of Funds.

•

Efficiencies and Organizational Focus: A unified board structure would promote the development of uniform compliance and governance policies (with consistent policies, consistently applied), lead to a reduction in the aggregate number of Board meetings, matters of common interest being discussed at a single meeting (as opposed to separately by the Mutual Fund Board and the ETF Board) and more efficient and transparent communication. This could result in a further enhanced governance structure and environment for the J.P. Morgan Family of Funds.

•

Potential for Future Economies of Scale: Reductions in professional services resulting from a unified board structure are estimated to reduce expenses modestly in the near term. In addition, a unified board structure provides the potential for shareholders to benefit from economies of scale in the longer-term, as certain fixed costs might be spread over a greater asset base. The scale attributable to bringing the J.P. Morgan Mutual Funds and the J.P. Morgan ETFs together could result in greater leverage with service providers, which may result in additional cost savings.

•	Common Industry Practice: Use of a unified board structure is a common industry practice.

Nomination Process

The Board’s Governance Committee is responsible for the selection and nomination of individuals for election or appointment as Trustees, including both those who would not be deemed to be an “interested person,” as that term is defined under the 1940 Act, of the Trust (“Independent Trustees”) and those who would be deemed to be an “interested person” of the Trust (“Interested Trustees”). In evaluating potential Nominees, the Governance Committee considers such factors as it deems appropriate under the particular facts and circumstances, including, as applicable: (i) the contribution the person can make to the Board and the Funds, considering the person’s business experience, education and such other factors as the Committee may determine to be relevant; (ii) the person’s character and integrity, and his or her independence, leadership skills and ability to work with the other Trustees; (iii) whether or not the person is willing and able to serve and commit the time necessary to perform the duties of a Trustee; (iv) the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; and (v) recommendations from management as the Committee deems appropriate and as consistent with the 1940 Act.

Beginning in March 2021, at the request of Fund management, an ad hoc committee consisting of two Trustees from the Mutual Fund Board and two trustees from the ETF Board convened to explore the possible integration of the two boards. The ad hoc committee, assisted by counsel, met regularly over several months variously with, and apart from, representatives of Fund management, and ultimately recommended integration to the Governance Committee of the Mutual Fund Board and the Governance and Nominating committee of the ETF Board, as well as the nomination of the New Nominees.

At a July 30, 2021 meeting, the Governance Committee unanimously nominated each of the Nominees and recommended Board approval, and, at an August 2, 2021 meeting, the Board unanimously approved the nominations and recommended shareholder approval of each Nominee.

In reaching its determination to recommend each Nominee, the Governance Committee met in a series of meetings. The Governance Committee met separately with its members, in executive session with the other Independent Trustees and independent legal counsel, with representatives of Fund management, and with the full Board. The Governance Committee and the other Independent Trustees also met with each of the members of the ETF Board. In addition, the Governance Committee and the other Independent Trustees acknowledged that they had worked with Ms. Shenker over multiple years and that she had attended and actively participated at Board meetings, at the invitation of the Independent Trustees, since 2018.

The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Nominee should stand for election as Trustee of the Trust. The Governance Committee and Board evaluated each Nominee both individually and in the broader context of the Board’s overall effectiveness. In forming its recommendation for approval of the New Nominees, the ad hoc committee similarly considered many of these same factors.

The Governance Committee and the Board considered the experience, qualifications, attributes, and skills of each Nominee to determine whether the person should serve as a Trustee of the Trust. For those Nominees who are currently Trustees, the Governance Committee and the Board considered the commitment that each Nominee has demonstrated in serving on the Board, including the significant time the Trustee devotes to preparing for meetings and their active engagement and participation at Board meetings.

The Governance Committee also considered the overall diversity of the Board’s composition. The Governance Committee believes the Board generally benefits from diversity of backgrounds, experiences and views among its members, and considers this a factor in evaluating the composition of the Board and potential nominees. In considering potential nominees, the Committee values diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes. The Governance Committee has adopted a policy on diversity. The Governance Committee expects to assess the effectiveness of the policy as part of the annual self-assessment process of the Board.

The Governance Committee and the Board considered the character of each Nominee and each Nominee’s commitment to executing his or her duties as a Trustee with diligence, honesty and integrity. The Governance Committee and the Board considered the contributions that each Nominee would make to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee and the Board also considered each Nominee’s significant and relevant experience and knowledge with respect to registered investment companies and asset management. Additionally, with respect to each Nominee who is a member of the Mutual Fund Board, the Nominee’s expertise with respect to mutual fund products and markets, as well as their experience with respect to reviewing the Funds’ agreements with service providers, including the Funds’ investment advisers, custodian, and fund accountant, was considered. For each Nominee who is a member of the ETF Board, the Nominee’s expertise with respect to ETF products and their markets was considered. With respect to Ms. Shenker, the Board considered her significant and substantive asset management experience, in particular her legal, regulatory, fiduciary, controls and governance expertise relating to asset management, mutual funds and ETFs gained over her more than 35 year career in the financial services industry, including at JPMAWM.

The Governance Committee and the Board also considered, with respect to the Nominees who are currently members of the Mutual Fund Board, experience and contributions of each Nominee in the context of the Board’s leadership and committee structure. The Board has six committees including: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market and Alternative Products Committee and the Fixed Income Committee. Each current Trustee, except the Chair of the Board, serves on one of the Board’s investment committees, allowing the Board to effectively evaluate information for the Funds in a focused and disciplined manner.

The Board, based on the recommendation of the Governance Committee, has nominated for election all of the current Trustees, as follows: John F. Finn, Stephen P. Fisher, Kathleen M. Gallagher, Frankie D. Hughes, Raymond Kanner, Mary E. Martinez, Marilyn McCoy, Dr. Robert A. Oden, Jr., and Marian U. Pardo, each of whom is a current Trustee of the Trust and the Mutual Fund Board. Each of these Nominees were elected by shareholders at a meeting held on June 10, 2014, with the exceptions of the following individuals who have been appointed (but not yet elected) to fill subsequent vacancies: Mr. Kanner was appointed to the Mutual Fund Board in 2017, and Mr. Fisher and Ms. Gallagher were each appointed to the Mutual Fund Board in 2018.

The Board, based on the recommendation of the Governance Committee, also has nominated for election: Gary L. French, Robert J Grassi, Thomas P. Lemke, Lawrence R. Maffia, Emily A. Youssouf, and Robert F. Deutsch, each of whom is a member of the ETF Board. In addition, the Board, based on the recommendation of the Governance Committee, has nominated for election Nina O. Shenker.

Qualifications of Nominees

In reaching its conclusion that each Nominee should serve as a Trustee of the Trust, the Governance Committee and the Board also considered the following additional specific qualifications, contributions and experience of the Nominees:

Independent Nominees

John F. Finn. Mr. Finn has served as the Chair of the Mutual Fund Board since January 2020 and is also Chair of the Governance Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. He has served as a member of the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1998. Mr. Finn is the Chairman at Gardner, Inc., a supply chain management company that serves industrial and consumer markets. Mr. Finn has experience with board functions through his current positions as a Director for Greif, Inc. (industrial package products and services) and as a Trustee for Columbus Association for the Performing Arts. Until June 2014, Mr. Finn was the head of the J.P. Morgan Mutual Funds Board’s Strategic Planning Working Group, comprised of Independent Trustees, which worked with the administrator to the J.P. Morgan Mutual Funds on initiatives related to efficiency and effectiveness of board materials and meetings.

Stephen P. Fisher. Mr. Fisher has served on the Mutual Fund Board since 2018 and is also Chair of the Money Market and Alternative Products Committee for the Mutual Fund Board. Mr. Fisher is a member of the Compliance Committee and the Money Market and Alternative Products Committee for the Mutual Fund Board. He retired after a 30-year career in the investment management industry, including most recently serving as President of New York Life Investment Management LLC (NYLIM) and the MainStay Funds group. In addition, until his retirement, he served as Chairman of NYLIM Service Company LLC (a transfer agent), Chairman and CEO of NYLIFE Distributor LLC (a registered broker-dealer) and Chairman of Index IQ Advisors LLC (an investment adviser for the IndexIQ ETFs). As President of NYLIM, Mr. Fisher oversaw all operational aspects of NYLIM’s mutual fund and ETF clients, which included functioning as a liaison to the boards of the funds. Prior to his retirement, Mr. Fisher was involved in governance matters at NYLIM, including serving on the NYLIM Investment Governance Committee, the NYLIM Risk Steering Committee and the NYLIM Compliance Committee.

Kathleen M. Gallagher. Ms. Gallagher has served on the Mutual Fund Board since 2018. Ms. Gallagher is chair of the Audit and Valuation Committee for the Mutual Fund Board and a member of the Money Market and Alternative Products Committee for the Mutual Fund Board. She retired after a 30-year career as a finance professional in the automotive industry, including most recently as the Chief Investment Officer – Benefit Plans at Ford Motor Company (Ford), where she led Ford’s global pension de-risking investment strategy. In addition, Ms. Gallagher served as the Director of Global Risk Management, Corporate Treasury at Ford and as the Vice President of Finance at Ford Australia. During Ms. Gallagher’s career at Ford, she gained experience managing investment management and service provider relationships, and she frequently worked with Ford’s Board of Directors to recommend investment strategies and review performance. She also serves as a Non-Executive Director for Legal & General Investment Management (Holdings) and for Legal & General Investment Management America and as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business. She previously served as a member of the Client Advisory Council for Financial Engines, LLC and as a director of Ford Pension Funds Investment Management Ltd.

Frankie D. Hughes. Ms. Hughes has served on the Mutual Fund Board since 2008. Ms. Hughes is a member of the Compliance Committee and the Fixed Income Committee for the Mutual Fund Board. Ms. Hughes has significant experience in the asset management industry, previously serving as President and Chief Investment Officer of Hughes Capital Management, Inc. from 1993-2014. Ms. Hughes is currently the President of Ashland Hughes Properties, a property management company, and she has held such position since 2014.

Raymond Kanner. Mr. Kanner has served on the Mutual Fund Board since 2017. Mr. Kanner is Chair of the Equity Committee for the Mutual Fund Board and a member of the Audit and Valuation Committee for the Mutual Fund Board. Mr. Kanner retired after a 31-year career in the finance industry including most recently as the Chief Investment Officer for the IBM Retirement Funds. He started his career with IBM in 1978, joined IBM’s Credit Corporation in 1985 and moved to the Retirement Funds in 1993. During his career at IBM, Mr. Kanner gained experience overseeing substantial investments in all asset classes, including equities, fixed income and alternatives. Since his retirement and until 2017, he served as the Acting Executive Director of the Committee on Investment of Employee Benefit Assets (CIEBA). He previously served as a director of an emerging markets equity fund and as an advisory board member to Betterment for Business and to BlueStar Indexes. He currently serves as an advisory board member for State Street Global Advisors’ Global Fiduciary Solutions business, Los Angeles Capital and Penso Advisors. Mr. Kanner served as a member of the Compliance Committee and the Money Market and Alternative Products Committee until December 31, 2018.

Mary E. Martinez. Ms. Martinez has served as the Vice Chair of the Mutual Fund Board since January 2021 and has served on the Mutual Fund Board since January 2013. Ms. Martinez is a member of the Governance Committee and the Fixed Income Committee for the Mutual Fund Board and previously served as Chair of the Money Markets and Alternative Products Committee for the Mutual Fund Board from 2017 to 2020. She has over 25 years of experience in asset management, wealth management and private banking services. She served as Managing Director of Asset Management at Bank of America (which acquired U.S. Trust Company (“U.S. Trust”) in 2007). Ms. Martinez served in various roles at U.S. Trust, including President of the Excelsior Funds, member of U.S. Trust’s Executive Management Committee, Chief Executive Officer and President of U.S. Trust Private Bank, and Chief Operating Officer of Asset Management where she had responsibility for product development, management, infrastructure and operating oversight. Prior to that she was Head of Products/Services/Strategic-Planning-Alternative & Asset/Wealth Management at Bessemer Trust Company and a member of their Executive Management Committee. Ms. Martinez is a real estate investor/adviser and a Realtor Associate with Special Properties, a Christie’s International Real Estate Affiliate.

Marilyn McCoy. Ms. McCoy has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1999. She has served on the boards of the Pegasus Funds and the Prairie Funds. Ms. McCoy is a member of the Money Market and Alternative Products Committee and the Governance Committee. Ms. McCoy has served as the Vice President of Administration and Planning at Northwestern University for over 30 years, where she manages strategic planning, program review, information and analytics, executive level searches, and other programs and initiatives. Ms. McCoy also oversees Northwestern University’s Board of Trustees function and supports the University’s President.

Dr. Robert A. Oden Jr. Dr. Oden has served on the Mutual Fund Board since 2005 and previously was a member of the heritage One Group Mutual Funds Board since 1997. Dr. Oden is the Chair of the Fixed Income Committee for the Mutual Fund Board and a member of the Governance Committee for the Mutual Fund Board. He retired after a long career in the education industry, previously serving as the President of Carleton College from 2002 to 2010 and as the President of Kenyon College from 1995 to 2002. Prior to that, Dr. Oden was the Headmaster of the Hotchkiss School from 1989 to 1995 and a Professor at Dartmouth College from 1975 to 1989. Dr. Oden currently serves as a Trustee of Trout Unlimited, a Trustee and Vice Chair of the American Museum of Fly Fishing and as a Trustee of Dartmouth-Hitchcock Medical Center serving as a member of the Advancement Committee, and he previously served as a Trustee of American University in Cairo.

Marian U. Pardo. Ms. Pardo has served on the Mutual Fund Board since February 2013. Ms. Pardo is Chair of the Compliance Committee for the Mutual Fund Board and a member of the Equity Committee for the Mutual Fund Board. Ms. Pardo has been in the financial services industry since 1968, with experience in investment management, banking and lending. She is a Managing Director and founder of Virtual Capital Management LLC, an investment consulting firm. She has extensive experience with respect to portfolio management, the J.P. Morgan Mutual Funds’ investment advisory business and banking and investment management, and previously served as a portfolio manager for equity funds across the capitalization spectrum. In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

Gary L. French. Mr. French has served on the ETF Board since 2014. Mr. French has over 35 years of experience in the financial services industry and related fields, including serving in various leadership roles with large financial institutions that operated and administered services to investment companies. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Senior Vice President and Business Head in the Fund Administration Division at State Street Bank) and through other positions held during his career in the investment management industry. He also gained experience serving as an independent director and officer of several other registered investment companies.

Robert J. Grassi. Mr. Grassi has served on the ETF Board since 2014. Mr. Grassi has over 30 years of experience in a variety of business and financial matters, including experience in senior management positions. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as Director of Pensions and Investments at Corning Incorporated) and through his current position as Sole Proprietor of Academy Hills Advisors LLC, an investment consulting firm. Mr. Grassi is licensed as an Investment Advisory Representative and is a Certified Employee Benefit Specialist.

Thomas P. Lemke. Mr. Lemke has served on the ETF Board since 2014. Mr. Lemke has over 35 years of experience in the financial services industry, including experience in various senior management positions with financial services firms in addition to multiple years of service with a regulatory agency and a major law firm. In addition, he has a background in internal controls, including legal, compliance, internal audit, risk management and fund administration, and has served as general counsel for several financial services firms. He has familiarity with a variety of financial, accounting, investment, regulatory and operational matters through his prior experience (including as Executive Vice President, General Counsel, and Head of the Governance Group of Legg Mason, Inc.). He has also gained experience as an independent director of other registered investment companies, including his current position with each of The Advisors’ Inner Circle III Funds and Symmetry Panoramic Trust, and his prior positions as an independent director of ICI Mutual Insurance Company and as independent trustee of AXA Premier VIP Trust and The Victory Funds (or their predecessor funds). Mr. Lemke also is co-author of a number of treatises on the regulation of the investment management industry.

Lawrence R. Maffia. Mr. Maffia has served on the ETF Board since 2014. Mr. Maffia has over 30 years of experience in the financial services industry, including positions held at a public auditing firm and various other positions in the mutual fund industry. He has familiarity with a variety of financial, accounting, investment and regulatory matters through his prior experience (including as President and Company Director at ICI Mutual Insurance Company, a provider of D&O/E&O liability insurance and fidelity bonding for the U.S. mutual fund industry, and his prior positions as chief financial officer of Stein Roe & Farnham Mutual Funds and chief operations officer of Stein Roe & Farnham Mutual Funds’ transfer agent).

Emily A. Youssouf. Ms. Youssouf has served on the ETF Board since 2014. Ms. Youssouf has over 30 years of business experience in the financial services industry and related fields, including serving in several executive level positions within the investment banking and housing finance industries, including serving as a Managing Director at Merrill Lynch, Managing Director at Prudential Securities and Director at Credit Suisse. She served as President of the New York City Housing Development Corporation from 2003 to 2008, Vice Chair of the New York City Housing Authority from 2011 to 2014 and has served as a clinical professor at NYU since 2009 (in an adjunct capacity since 2011). In addition, she has an extensive background in strategic planning and financial analysis based on her prior positions as a Board Member of the NYC Health and Hospitals Corporation (where she served as the Chair of the Audit Committee, Chair of the IT Committee and Member of the Finance Committee) and as a Trustee of the Transit Center Foundation (where she served as Chair of the Audit Committee), and her current positions, as a Board Member of PennyMac Financial Services, Inc. (where she serves as Chair of the Finance Committee and a member of the Audit Committee), as a Board Member of the NYC School Construction Authority, as a Board Member of the NYS Job Development Authority (where she also serves as a member of the Audit Committee) and as a Clinical Professor at NYU Schack Institute of Real Estate. She has familiarity with a variety of financial, accounting, investment and regulatory matters through her prior experience and through the positions described above.

Interested Nominees

Robert F. Deutsch. Mr. Deutsch has served on the ETF Board since 2014. Mr. Deutsch has over 30 years of experience in the financial services industry. He has substantial mutual fund background and is experienced with financial, accounting, investment and regulatory matters through his tenure at J.P. Morgan Asset

Management1 (“JPMAM”) including his prior positions as head of the Global ETF Business and as head of the Global Liquidity Business. Prior roles also include National Sales Manager for the J.P. Morgan Mutual Funds and Client Advisor at Goldman Sachs Asset Management. Mr. Deutsch is considered an “interested” Nominee based on interests in JPMorgan Chase resulting from his prior employment at JPMAM.

Nina O. Shenker. Ms. Shenker has over 35 years of experience in the financial services industry. She has substantial experience and expertise with mutual funds and ETFs across legal, compliance, operations, risk and controls, fiduciary, governance, product and business strategy and government and regulatory affairs. She has served as Vice Chair of JPMAWM and global General Counsel for JPMAWM. Prior to joining the JPMorgan Legal Department in 2001, Ms. Shenker was President of the Pierpont Group, the independent staff for the JPMorgan Mutual Funds Trustees and, prior to that, she was General Counsel and Senior Vice President at J. & W. Seligman & Co., an investment management firm. At J.P. Morgan, she has also served as a member of the JPMAWM Operating Committee, the JPMC Legal Management Team, and the JPMC Fiduciary Governance Committee. Ms. Shenker has also been actively engaged with industry associations. She also is actively engaged in supporting not-for-profit organizations’ governance and oversight. Ms. Shenker is considered an “interested” Nominee based on her current or prior employment at J.P. Morgan.

As indicated in the table below, there are fourteen Independent Nominees and two Interested Nominees.

The following table provides additional information about each Nominee. The contact address for each of the Nominees is 277 Park Avenue, New York, NY 10172.

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
Independent Nominee
John F. Finn (1947)	Chair since 2020; Trustee, indefinite, since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	169	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988- present).

Stephen P. Fisher (1959)	Trustee, indefinite, since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered	169	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

[1]	J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc.

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).

Kathleen M. Gallagher (1958)	Trustee, indefinite, since 2018.	Retired; Chief Investment Officer – Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	169	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Frankie D. Hughes (1952)	Trustee, indefinite, since 2008.	President, Ashland Hughes Properties (property management) (2014-present);	169	None.

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).

Raymond Kanner (1953)	Trustee, indefinite, since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	169	Advisory Board Member, Penso Advisors, LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years

Mary E. Martinez (1960)	Vice Chair since 2021; Trustee, indefinite, since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	169	None.

Marilyn McCoy (1948)	Trustee, indefinite, since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	None.

Dr. Robert A. Oden, Jr. (1946)	Trustee, indefinite, since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present).

Marian U. Pardo (1946)	Trustee, indefinite, since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	169	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Gary L. French (1951)	None.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Independent

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		Regulatory Fundamentals Group LLC (2011-2017).		Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957)	None.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios).

Thomas P. Lemke (1954)	None.	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); SEI family of funds -Independent Trustee of Advisors’ Inner Circle Fund III (from February 2014 to present) (20 portfolios); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from February 2017 to present); Independent Trustee of Schroder Global Series Trust (from February

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
				2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016); Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (2014-March 2015) (35 portfolios); Symmetry Panoramic Trust (2018-present) (16 portfolios).

Lawrence R. Maffia (1950)	None.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951)	None.	Clinical Professor, NYU Schack Institute of Real Estate (2009-2011) and Adjunct Professor (2011- present); Board Member and Member of the Audit Committee (2013- present), Chair of Finance Committee (2019- present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk	169	Trustee of J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Trustee, NYC School Construction Authority (2009-present); Board Member, NYS Job Development

Name and Year of Birth	Position(s) with the Funds, Term of Office, and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in the J.P. Morgan Family of Funds Overseen by Nominees[2]	Other Trusteeships/ Directorships Held During the Past 5 years
		Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.		Authority (2008-present); Trustee and Chair of the Audit Committee of the Transit Center Foundation (2015-2019).

Interested Nominee
Robert F. Deutsch(3) (1957)	None.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	169	Chair and Trustee of the J.P. Morgan Exchange-Traded Fund Trust (since 2014) (44 portfolios); Board of Directors of the JUST Capital Foundation (2017-present).

Nina O. Shenker(3) (1957)	None.	Vice Chair (2017-Present), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	169	Director and Member of Executive Committee and Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

1

The year shown is the first year in which a Nominee became a member of any of the following: the Mutual Fund Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any current member of the Mutual Fund Board, if elected, born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

2	The number shown represents the number of funds in the J.P. Morgan Family of Funds that would be overseen by a Nominee if elected to each of the Mutual Fund Board and the ETF Board.
3	Designation as an “Interested Nominee” is based on current or prior employment by the Adviser or an affiliate of the Adviser.

It is the intention of the persons named in the Proxy, unless instructed by Proxy to withhold authority to vote for the Nominees, to vote all validly executed Proxies for the election of the Nominees. Should any of the Nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of a Nominee for Independent Trustee, as Independent Trustee of the Trust may recommend. All of the Nominees have consented to being named in this Proxy Statement and to serve as Trustees if elected. The Trust knows of no reason why any of the Nominees would be unable or unwilling to accept nomination or election.

Board Leadership Structure

The Board decides upon general policies and is responsible for overseeing the business affairs of the Funds.

The Board currently has structured itself in a manner that allows it to effectively perform its oversight function. The Chair of the Board is an Independent Trustee, which allows him to carry out his leadership duties as Chair of the Board with objectivity. During the fiscal years ended February 28, 2021 and June 30, 2021, the Board met 10 and 6 times, respectively.

In addition, the Board has adopted a committee structure that allows it to effectively perform its oversight function for all of the Funds. As described under “Qualifications of Nominees” and “Standing Committees,” the Board currently has six committees: the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Fixed Income Committee and the Money Market and Alternative Products Committee. The Board has determined that the current leadership and committee structure is appropriate for the Funds and allows the Board to effectively and efficiently evaluate issues that impact the Funds as a whole, as well as issues that are unique to each Fund.

The Board and the Committees take an active role in overseeing the risk associated with registered investment companies including investment risk, compliance and valuation. In addition, the Board receives regular reports from the Chief Compliance Officer (“CCO”), JPMIM in its capacity both as administrator for the Funds and as investment adviser to the Funds (“Administrator” and “Adviser”, as applicable) and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reports from the Chief Risk Officer of Investment Management Americas and Alternatives of J.P. Morgan Asset Management (“JPMAM”) including reports concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reports from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board, the Equity Committee, the Fixed Income Committee, and the Money Market and Alternative Products Committee meet regularly with representatives of the Adviser and an independent consultant to review and evaluate the ongoing performance of the Funds. Each of these three Committees reports these reviews to the full Board. The Audit and Valuation Committee is responsible for oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Funds’ securities by the Adviser, overseeing the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Funds’ compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Funds’ corporate governance obligations, Fund service providers and litigation. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Standing Committees

The Board currently has six standing committees: (i) the Audit and Valuation Committee, (ii) the Compliance Committee, (iii) the Governance Committee, (iv) the Equity Committee, (v) the Fixed Income Committee, and

(vi) the Money Market and Alternative Products Committee. The following table shows how often each Committee met during each Fund’s most recently completed fiscal year:

Committee	Fiscal Year Ended February 28, 2021	Fiscal Year Ended June 30, 2021
Audit and Valuation Committee	5	6
Compliance Committee	5	6
Governance Committee	4	5
Equity Committee	7	8
Fixed Income Committee	10	7
Money Market and Alternative Products Committee	6	7

During the most recently completed fiscal year, all of the Trustees attended at least 75% of the Board and applicable committee meetings. In fact, all of the Trustees attended all of the Board and applicable committee meetings with one exception. One Trustee missed one committee meeting due to a family emergency.

Audit and Valuation Committee. The Audit and Valuation Committee operates pursuant to a written charter. It is composed entirely of Independent Trustees. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the “SEC,” including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Administrator and Adviser, as applicable and any sub-adviser, as applicable; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Audit and Valuation Committee has delegated responsibilities to the Chair of the Committee or any designated member of the Committee to respond to inquiries on valuation matters and that occur between meetings of the Committee when the Funds’ valuation procedures or law require Board or Committee action, but it is impracticable or impossible to hold a meeting of the entire Board or Committee.

Compliance Committee. The Compliance Committee operates pursuant to a written charter. The primary purposes of the Compliance Committee are to (i) oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

Governance Committee. The Governance Committee operates pursuant to a written charter. A copy of the Governance Committee Charter is attached as Appendix A. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the Independent Trustees; (iii) establishment of Independent Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to certain registrants appointment and removal of the applicable funds’ Senior Officer, and approval of compensation for the funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the Independent Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the Independent Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Funds (except financial matters considered by the Audit and Valuation Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the J.P. Morgan Mutual Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate, including the Mutual Fund Directors Forum. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trust at the Trust’s principal business address.

Equity Committee, Fixed Income Committee and Money Market and Alternative Products Committee. Each member of the Board, other than Mr. Finn, serves on one of the following committees, which are divided by asset type: the Equity Committee, the Fixed Income Committee or the Money Market and Alternative Products Committee. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purposes of each Committee are to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the Committee is assigned to oversee and works to facilitate the understanding by the Board of particular issues related to investment management of Funds reviewed by the applicable Committee.

Impact of Unified Board on Current Leadership and Committee Structure

If all of the Nominees are elected by shareholders of the Trust and the shareholders of the other J.P. Morgan Mutual Funds and J.P. Morgan ETFs, resulting in the proposed unified board structure, the Board expects to form an ETF Committee that would (i) assist the Board in its oversight of the investment management services provided by the Adviser to the J.P. Morgan ETFs and Funds designated for review by the committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the J.P. Morgan ETFs.

Executive Officers of the Trust

Information relating to the executive officers of the Trust is set forth in Appendix B.

Ownership of Securities

Current Trustees: As of December 31, 2020, each of the Trustees and executive officers of the Trust beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of the Trust, respectively.

Nominees: For each Nominee, the dollar range of equity securities beneficially owned in the Funds as of December 31, 2020 is shown in Appendix C.

As to each Independent Nominee and his or her immediate family members living in the same household, no person owned beneficially or of record securities in JPMIM or any principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with JPMIM or any principal underwriter of the Funds as of December 31, 2020.

Trustee Compensation

Current Trustees: For the calendar year ended December 31, 2020, the funds of the J.P. Morgan Mutual Funds overseen by the Trustees paid each Trustee an annual base fee of $395,000 (with any new Trustees receiving a pro rata portion of the base fee depending on when each became a Trustee). Committee chairs who are not already receiving an additional fee are each paid $50,000 annually in addition to their base fee. In addition to the base fee, the funds pay the Chair $225,000 annually and reimburse expenses of the Chair in the amount of $4,000 per month. The Chair receives no additional compensation for service as committee chair. In addition to the base fee, the funds pay the Vice Chair $125,000 annually.

The compensation table below presents the total compensation paid to the current Trustees for the calendar year ended December 31, 2020:

Name of Trustee	Aggregate Compensation From Undiscovered Managers Funds	Total Compensation From the J.P. Morgan Family of Funds
Independent Trustees
John F. Finn	$6,583	$620,000
Stephen P. Fisher	5,070	395,000
Kathleen M. Gallagher	5,070	395,000	(1)
Frankie D. Hughes	5,070	395,000
Raymond Kanner	5,377	445,000	(2)
Mary E. Martinez	5,571	470,000
Marilyn McCoy	5,070	395,000	(3)
Robert A. Oden, Jr.	5,235	420,000
Marian U. Pardo	5,406	445,000

(1)	Includes $118,500 of Deferred Compensation.
(2)	Includes $445,000 of Deferred Compensation.
(3)	Includes $395,000 of Deferred Compensation.

Nominees. It is expected that each Nominee who is elected will be compensated in the same manner as the current Trustees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE “FOR ALL” NOMINEES

PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

J.P. MORGAN INVESTMENT MANAGEMENT INC. AND

FULLER & THALER ASSET MANAGEMENT, INC., FOR

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

Proposal

Shareholders of Undiscovered Managers Behavioral Value Fund (“Fund”) are being asked to approve a new sub-advisory agreement for the Fund (“New Sub-Advisory Agreement”).

The New Sub-Advisory Agreement is with the Fund’s current Sub-Adviser, Fuller & Thaler Asset Management, Inc. (“Sub-Adviser”). Regulatory requirements relating to an anticipated business transaction involving the Sub-Adviser are expected to cause a termination of the existing sub-advisory agreement (“Current Sub-Advisory Agreement”) by the end of the second quarter of 2022. Shareholder approval of the New Sub-Advisory Agreement will allow the Sub-Adviser to continue to provide sub-advisory services to the Fund.

No changes are contemplated to the investment sub-advisory services to be provided or the sub-advisory fees to be paid for those services, and all other terms and conditions of the New Sub-Advisory Agreement (other than differences one would expect like the effective dates) are substantively identical to those of the Current Sub-Advisory Agreement.

Current Sub-Advisory Agreement

The Sub-Adviser has served as Sub-Adviser to the Fund since the Fund’s inception in 1998, and no changes to that role are contemplated by the Proposal. The Sub-Adviser is responsible for providing the day-to-day management of the Fund’s portfolio under the general oversight of JPMIM and the Board. The Sub-Adviser provides those services pursuant to the Current Sub-Advisory Agreement, which became effective on January 30, 2004, and was last approved by shareholders on or around January 13, 2004. The Board last approved the Current Sub-Advisory Agreement on August 11, 2021.

Change of Control Transaction

The 1940 Act is the principal statute regulating the operations of mutual funds like the Fund. In accordance with the 1940 Act, investment sub-advisory services are permitted to be provided to a mutual fund only if they are provided in accordance with the terms of a written contract that meets certain formal requirements, including that: (i) the agreement is approved by the vote of a majority of the fund’s outstanding shares prior to its initial use, (ii) after the agreement’s initial term of no more than two years, its continuation is approved at least annually by the fund’s board of trustees, and (iii) the agreement provides, in substance, that it will terminate automatically upon its “assignment.” A transaction that results in a change of control of an investment sub-adviser constitutes an “assignment” that automatically terminates the investment sub-advisory agreement. Under the 1940 Act, a person who beneficially owns more than 25% of the voting interests of a sub-adviser is presumed to control the sub-adviser, so transferring those interests in a manner that causes the person to beneficially own 25% or less of those interests generally results in a change of control of the sub-adviser that results in an assignment and termination of the agreement.

The Sub-Adviser has informed the Fund of the following facts. Dr. Russell J. Fuller, CFA, founded the Sub-Adviser in 1993 and currently beneficially owns approximately 25.1 % of the voting interests of the Sub-Adviser. Dr. Fuller and other employees currently beneficially own 100% of the voting interests of the Sub-Adviser. The operations of the Sub-Adviser are overseen by a senior management group who collectively, excluding Dr. Fuller, own more than 50% of the voting interests of the Sub-Adviser. Other than Dr. Fuller and the senior management group, no person or group beneficially owns more than 25% of the voting interests of the

Sub-Adviser. Since 1999, as part of its succession plan, the Sub-Adviser has been redistributing Dr. Fuller’s shares to other key employees in a series of transactions. In an upcoming proposed transaction, Dr. Fuller’s voting interests in the Sub-Adviser are scheduled to fall below 25% (the “Transaction”). The Transaction is expected to reduce Dr. Fuller’s beneficial ownership to approximately 21% and the Sub-Adviser will remain 100% beneficially owned by employees. The Transaction is expected to close by the end of the second quarter of 2022, but only if Fund shareholders approve this Proposal and shareholders of six other mutual funds advised by the Sub-Adviser are approved by those shareholders.

Because the Transaction is expected to result in an assignment of the Current Sub-Advisory Agreement, shareholders are being asked to approve the New Sub-Advisory Agreement.

New Sub-Advisory Agreement

No changes are contemplated to the investment sub-advisory services to be provided or the sub-advisory fees to be paid for those services, and all other terms and conditions of the new agreement (other than differences one would expect like the effective dates) are substantively identical to those of the prior agreement.

Under the New Sub-Advisory Agreement, the Sub-Adviser is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the supervision of JPMIM and in conformity with the Fund’s investment objectives, policies, and restrictions, including such policies as the Board may establish.

The New Sub-Advisory Agreement will continue in force for an initial period of up to two years from the date of its execution, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees. The New Sub-Advisory Agreement will automatically terminate on assignment and may be terminated without penalty (1) by JPMIM upon 60 days’ written notice to the Sub-Adviser; (2) by the Sub-Adviser upon 180 days’ notice to both JPMIM and the Trust; or (3) at any time, without the payment of any penalty, by the vote of the Board or a majority of the outstanding voting securities of the Fund.

A copy of the New Sub-Advisory Agreement is attached as Appendix D.

Compensation to Sub-Adviser

Under the New Sub-Advisory Agreement, as compensation for the services rendered, the Sub-Adviser is entitled to receive an annual sub-advisory fee from JPMIM equal to 0.55% of the Fund’s average daily net assets. This is the same as under the Current Sub-Advisory Agreement. For the fiscal year ended June 30, 2021, the Sub-Adviser received a sub-advisory fee in the amount of $27,475,546.

Differences Between the Sub-Advisory Agreements

As noted above, the terms and conditions of the New Sub-Advisory Agreement are substantively identical to those of the Current Sub-Advisory Agreement, although the dates of execution, effectiveness, and termination are different.

Information about the Sub-Adviser

The Sub-Adviser is a California corporation. The following table shows the names and principal occupations of the current principal executive officers and directors of the Sub-Adviser. The address for the Sub-Adviser and each officer and director is: 411 Borel Avenue, Suite 300, San Mateo, California 94402.

Name	Principal Occupation
Dr. Russell J. Fuller, CFA	Partner, President and Board Chair
Dr. Richard H. Thaler	Partner and Board Member
Thomas G. Fuller	Partner and Board Member
Dr. Raife B. Giovinazzo, CFA	Partner and Board Member
Raymond D. Lin, CFA	Partner and Board Member
David M. Potter, CFA	Partner, Portfolio Manager and Board Member
Frederick W. Stanske, CFA	Partner and Board Member
George E. Stubbins, CFA	Partner and Board Member
Yining Tung, CFA, FRM	Partner and Board Member
Fernando Villegas	Partner and Board Member
Hanna W. Zanoni, CFA, JD, CPA (IL)	Partner, Chief Financial Officer and Board Member

Dr. Fuller may be deemed to control the Sub-Adviser as a result of his position with the Sub-Adviser and his beneficial ownership of 25.1% of the voting securities of the Sub-Adviser. Mr. Stanske owns 10.1% of the Sub-Adviser. No other person owns more than 10% of the Sub-Adviser.

Affiliated Brokerage

During the fiscal year ended June 30, 2021, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, JPMIM, the Sub-Adviser, or affiliated persons of such persons.

Other Mutual Funds Managed by the Sub-Adviser

The following table provides information about other mutual funds for which the Sub-Adviser provides investment advisory services and that have an investment objective that is similar to that of the Fund. The Sub-Adviser does not provide investment sub-advisory services for any other funds that have an investment objective that is similar to that of the Fund.

Fund	Contractual Fee	Net Assets (as of March 31, 2021)	Waiver/Expense Limitation
Fuller & Thaler Behavioral Small-Cap Equity Fund	0.60%	$4,697,595,942

Total annual operating expenses

to not exceed 1.30%, 1.80%, 1.25%, 0.99% and 0.80% for Class A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2022.

Fuller & Thaler Behavioral Small-Cap Growth Fund	0.85%	$93,439,325	Total annual operating expenses to not exceed 1.30%, 1.80%, 1.5%, 0.99%, and 0.90% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2022.

Fund	Contractual Fee	Net Assets (as of March 31, 2021)	Waiver/Expense Limitation

Fuller & Thaler Behavioral Mid-Cap Value Fund	0.75%	$77,476,872

Total annual operating expenses to

not exceed 1.20%, 1.70%, 1.15%, 0.90%, and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2022.

Fuller & Thaler Behavioral Unconstrained Equity Fund	0.85%	$69,633,257	Total annual operating expenses to not exceed 1.30%, 1.80%, 1.25%, 0.99% and 0.90% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2022.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund	0.80%	$4,879,535	Total annual operating expenses to not exceed 1.26%, 1.76%, 1.21%, 0.95% and 0.85% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2022.

Fuller & Thaler Behavioral Micro-Cap Equity Fund	1.45%	$12,633,754	Total annual operating expenses to not exceed 1.75%, 2.25%, 1.70%, 1.45% and 1.45% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the Fund’s average daily net assets through January 31, 2022.

Board Considerations

At a video-conference meeting held on August 2, 2021 (“August meeting”), the Board unanimously approved the New Sub-Advisory Agreement and recommended furnishing it to shareholders for approval. In reaching their determinations, the Trustees considered information furnished to them throughout the year at regular and special Board and Committee meetings, as well as information specifically about the Sub-Adviser, the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement and the Transaction, at meetings held in June and August for the specific purpose of considering the renewal of the Current Sub-Advisory Agreement pending shareholder approval of the New Sub-Advisory Agreement, as well as for purposes of acting on this Proposal. The Trustees were assisted by independent legal counsel to the Independent Trustees and legal counsel to the Fund, and considered information about the Fund’s investment performance and fees from independent providers of investment company data. A summary of the material factors evaluated by the Trustees in determining to approve the New Sub-Advisory Agreement and recommend furnishing it to shareholders for approval is provided below. Each Trustee attributed different weight to the factors and no factor was considered determinative.

•

No Reduction in Scope or Quality of Services. The Sub-Adviser has represented to the Fund and the Board that: (i) the Transaction will not result in any interruption or reduction in the scope or quality of services provided by the Sub-Adviser to the Fund; (ii) the Fund’s current portfolio managers are expected to continue to serve the Fund in their respective capacities following the close of the Transaction; and (iii) no changes to the Fund’s investment objectives, principal strategies or risks as a result of the Transaction.

•

Nature, Extent and Quality of Services Provided by the Sub-Adviser. The Board noted that the terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement, with the exceptions noted above in the section titled “Differences Between the

Sub-Advisory Agreements.” The Board considered the nature, extent and quality of services the Sub-Adviser provides to the Fund. Among other things, the Board considered the Sub-Adviser’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience of senior personnel at the Sub-Adviser providing portfolio management and other services to the Fund. In this regard, the Board noted that the Sub-Adviser indicated that it does not expect the Transaction to cause any changes to the composition of the Fund’s portfolio management team or any changes to the investment process used by the Sub-Adviser to implement the Fund’s investment strategy. The Board considered the Sub-Adviser’s compliance capabilities, including its compliance record with respect to the Fund and information about its post-Transaction compliance program, including representations made by the Sub-Adviser about the continued effectiveness of the compliance program following the Transaction, and the quality of communication among the Adviser, the Sub-Adviser and the Board. The Board considered the Sub-Adviser’s compliance with the Fund’s investment objective and policies, as well as its implementation of the Fund’s principal investment strategy. The Board considered the Sub-Adviser’s track record and experience providing portfolio management services to the Fund. The Board considered the Sub-Adviser’s responsiveness in addressing Board questions and requests. The Board considered that the change of control of the Sub-Adviser resulting from the Transaction creates certain risks relating to the provision of sub-advisory services by the Sub-Adviser, and noted steps the Sub-Adviser indicated it was taking to mitigate those risks, including steps to retain key personnel. The Board also considered that the Sub-Adviser represented that the Sub-Adviser expects the scope and quality of services the Sub-Adviser will provide under the New Sub-Advisory Agreement to be consistent with the scope and quality of services it provided under the Current Sub-Advisory Agreement. Based on these and other considerations, the Board concluded that, under the circumstances, it is generally satisfied with the nature, extent and quality of the services that the Sub-Adviser has provided under the Current Sub-Advisory Agreement and the services that the Sub-Adviser is expected to provide under the New Sub-Advisory Agreement.

•

Fees to be Paid to the Sub-Adviser. The Board considered the capabilities of the Sub-Adviser with respect to managing similar funds. The Board considered that sub-advisory fee under the New Sub-Advisory Agreement would be identical to the sub-advisory fee under the Current Advisory Agreement. The Trustees considered that JPMIM pays the Sub-Advisor for its services of JPMIM’s advisory fee. The Trustees recognized that it is difficult to make comparisons of sub-advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees considered that the Sub-Adviser indicated that it does not provide sub-advisory services to any other mutual funds with substantially similar investment objectives or strategies, to which fee comparisons could reasonably be made. The Trustees considered that, based on information provided by the Sub-Adviser, the sub-advisory fee under the Current and New Sub-Advisory Agreements is lower than other accounts managed by the Sub-Adviser in a similar style. Based on these and other considerations, the Trustees concluded that the fees to be paid to the Sub-Adviser for the services expected to be furnished under the New Sub-Advisory Agreement are fair and reasonable.

•

Costs of Services Provided and Profitability to the Sub-Adviser. The Board considered the cost and profitability information provided by the Sub-Adviser in connection with the August Meeting and related information provided throughout the year at other meetings. The Trustees noted that the Sub-Adviser had stated that the Fund pays a lower effective fee to the Sub-Adviser than the Sub-Adviser receives from other institutional clients, and that the scale of the Fund allows the Sub-Adviser to manage the Fund with adequate profitability.

•

Fall-Out Benefits. The Trustees reviewed information regarding potential “fall-out” or ancillary benefits furnished by the Sub-Adviser as a result of its relationship with the Fund and concluded that the Sub-Adviser derived some ancillary benefits, including soft-dollar benefits, from its relationship with the Fund. The Trustees noted that the Sub-Adviser has represented that, other than soft-dollar benefits, the Sub-Adviser does not receive any fall-out benefits from its relationship with the Fund.

•

Economies of Scale. The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Sub-Adviser as Fund assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add breakpoints to the New Sub-Advisory Agreement fee schedule based on current asset levels.

•

Investment Performance. The Trustees received and considered absolute and/or relative performance information for the Fund as provided by a third-party service. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same third-party service investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of the methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a pre-determined minimum. The materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with JPMIM to consider what steps might be taken to improve Fund performance. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below.

The Trustees noted that the Fund’s performance for Class A shares was in the 4th, 4th and 5th quintiles based upon the Peer Group, and in the 3rd, 3rd and 3rd quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Trustees noted that the performance for Class L shares was in the 2nd, 3rd and 4th quintiles based upon the Peer Group, and in the 3rd, 2nd and 2nd quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the 4th, 4th and 4th quintiles based upon the Peer Group, and in the 3rd, 2nd and 2nd quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.

Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

•

Costs Associated with the Special Meeting. The Board considered that that the Sub-Adviser has agreed to bear an allocation of the costs and expense related to Proposal 2 that would otherwise be incurred by the Fund with regard to preparing, filing and mailing this Proxy Statement and related materials, soliciting proxies and holding the Special Meeting for this Proposal.

After carefully considering this matter, the Board unanimously determined to approve the New Sub-Advisory Agreement and to recommend its approval to Fund shareholders.

If this Proposal is not approved by shareholders, the Board and JPMIM will consider other options, including (i) seeking shareholder approval for a new or modified request to approve a new sub-advisory agreement with the Sub-Adviser or (ii) liquidating the Fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

GENERAL INFORMATION ABOUT THE FUNDS

Current service providers of the Funds are described below.

Investment Adviser

JPMIM, 277 Park Avenue, New York, NY 10172, serves as investment adviser to the Funds and continuously reviews and supervises the Funds’ investment program. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. As of June 30, 2021, JPMIM managed over $1,859 billion in assets.

Sub-Investment Adviser

Fuller & Thaler, 411 Borel Avenue, Suite 300, San Mateo, CA 94402 serves as sub-adviser to Undiscovered Managers Behavioral Value Fund.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), 1111 Polaris Parkway, Columbus, Ohio 43240, serves as distributor to each of the Funds. JPMDS is an affiliate of the Adviser, the Administrator and JPMorgan Chase Bank and is an indirect, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, 277 Park Avenue, New York, NY 10172, serves as administrator for the Trust.

Independent Auditors

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Funds for their current fiscal years. PwC also prepares the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit and Valuation Committee that they are independent auditors with respect to the Funds. The Audit and Valuation Committee has considered whether the provision by PwC to the Funds of non-audit services to the Funds or of professional services to the Funds’ investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Funds’ independent auditors for the calendar year ended December 31, 2020. Additional information about fees paid by the Funds to PwC is provided in Appendix E.

Pursuant to the Trust’s Audit and Valuation Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit and Valuation Committee pre-approves all audit and non-audit services performed by the Trust’s independent public registered accounting firm for the Trust. In addition, the Audit and Valuation Committee pre-approves the auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Affiliates”), in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Trust. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit and Valuation Committee. The Audit and Valuation Committee annually reviews and pre-approves the services included on the pre-approval list that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit and Valuation Committee. The Audit and Valuation Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the pre-approval list must be specifically pre-approved by the Audit and Valuation Committee.

VOTING INFORMATION

Shareholders Entitled to Vote

You are entitled to vote at the Meeting, including any adjournment(s) or postponement(s) thereof, if you owned shares of any Fund at the close of business on the Record Date of August 20, 2021.

Quorum

The presence virtually or by proxy of the holders of record of forty percent of the outstanding shares of the Trust shall constitute a quorum at the Meeting for acting on Proposal 1. The presence virtually or by proxy of the holders of record of forty percent of the outstanding shares of Undiscovered Managers Behavioral Value Fund shall constitute a quorum at the Meeting for acting on Proposal 2. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.

Voting Requirement

For Proposal 1, if a quorum is present, the affirmative vote of a plurality of the votes cast for each Nominee will elect each Nominee. This means that, if, as expected, each Nominee is uncontested for their board seat, and assuming a quorum is present, a single vote in their favor will successfully elect the Nominee. The election of each Nominee is not contingent on the election of any other Nominees.

For Proposal 2, if a quorum is present, the New Sub-Advisory Agreement will be approved with the affirmative “vote of a majority of the outstanding voting securities” of Undiscovered Managers Behavioral Value Fund voted. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Each proposal will be implemented if approved by shareholders and is not contingent on the approval of any other proposal.

How Votes will be Counted

Each shareholder is entitled to one vote for each whole share held, and a proportionate fractional vote for any fractional shares held, as of the Record Date.

Executed Proxy Cards marked as “abstain” or “withhold” votes and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on a Proposal but which have not been voted for or against a Proposal. Accordingly, “withhold” votes will have no effect on Proposal 1, for which approval of each Nominee requires a plurality of votes cast for each Nominee. Because Proposal 1 is treated as “routine” under applicable legal requirements, there will be no broker non-votes, and therefore broker non-votes will have no effect on Proposal 1. “Abstain” votes and broker “non-votes” will have the effect of votes against Proposal 2. In addition, broker “non-votes” will be excluded from the calculation of whether any proposed adjournment is approved.

If a Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named on the card will vote the shares represented by the proxy in accordance with the instructions marked on the card.

Unmarked but properly executed Proxy Cards will be voted FOR ALL Nominees and FOR approval of the New Sub-Advisory Agreement, as applicable. If you simply sign, date and return the Proxy Card, but do not specify a vote on any Proposal, your proxy will be voted FOR ALL Nominees and FOR approval of the New Sub-Advisory Agreement, as applicable.

How to Vote

Any shareholder of a Fund on the Record Date can vote in any of four ways: by telephone, via the Internet, by returning the Proxy Card by mail, or by participating in the Meeting.

Please follow the instructions on your Proxy Card.

Revoking a Proxy or Changing a Vote

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Adjournment

In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained by the date of the Meeting, or, in the event that one or more Nominees does not receive sufficient votes for election, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period or periods. Any adjournment will require an affirmative vote by the holders of a majority of the shares present virtually or by proxy and entitled to vote at the Meeting. In the event of an adjournment, no further notice will be given other than an announcement at the Meeting when the adjournment determination is made.

Method of Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained Broadridge Investor Communication Solutions, Inc. (the “Solicitor”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone. By contract, the Solicitor among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with state telemarketing laws to the extent applicable to the services provided under the contract. The cost of retaining such proxy solicitor is not expected to be in excess of $400,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Funds, except for an allocation paid by Fuller & Thaler Asset Management, Inc. in relation to the costs attributable to Proposal 2.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIM or the Solicitor if the Funds have not yet received their vote. Authorization to permit JPMIM or the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a JPMIM or the Solicitor representative is required to ask the shareholder for the shareholder’s full name, address and confirmation that the shareholder has received this Proxy Statement.

If the shareholder information solicited agrees with the information provided to JPMIM or the Solicitor by the Funds, the JPMIM or the Solicitor representative has the responsibility to explain the process, read the Proposals listed on the Proxy Card, and ask for the shareholder’s instructions on the Proposal. The representative of JPMIM or the Solicitor although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, JPMIM or the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call JPMIM or the Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Share Information

For a list of the number of shares of the Funds that are outstanding as of the close of business on the Record Date, please refer to Appendix F.

Fund Shares Owned by Certain Owners

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Appendix G.

OTHER MATTERS

No Other Matters. We know of no business other than the Proposals contained in this proxy statement to be considered at the meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown on the front page of this Proxy Statement. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of the Trust, at 277 Park Avenue, New York, New York 10172, identifying the correspondence as intended for the Board of Trustees or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

APPENDIX A

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Boards of Trustees1 (the “Boards”) of the JPMorgan Funds (the “Funds”) known as the Governance Committee (the “Committee”). With respect to any closed-end fund listed on an exchange, the Committee shall function as the Nominating Committee and Compensation Committee or comparable committee as required by applicable listing standards. The Committee shall be composed solely of trustees who are not “interested persons” of the Funds as defined as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”). The Chairperson of the Boards shall serve as Chairperson of the Committee. The Chairperson of the Boards shall also determine the number of Committee members and nominate the members of the Committee, subject to the approval of the Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITES

The duties of the Committee are:

•	to select and nominate persons for election or appointment as trustees including Independent Trustees and trustees who are interested persons of the Funds, as discussed in further detail below;

•	to consider and make recommendations to the Boards with respect to:

•	the compensation payable to the trustees, as discussed in further detail below;

•	the functioning of the Boards and the various committees of the Boards;

•	the appointment or removal of the Funds’ Senior Officer;

•	the retention and compensation of consultants, experts or staff that may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

•	the selection and retention of independent legal counsel to the Independent Trustees, as discussed in further detail below; and

•	the selection and retention of legal counsel to the Funds and the provision of ongoing monitoring of the legal fees,

•	to establish Trustee expense policies;

•	to consider and approve the compensation of the Funds’ Senior Officer, as necessary;

[1]	The term “Board of Trustees” also refers to “Board of Directors” and the term “trustee” also refers to “director.”

•	to receive compliance reports from the Funds’ Senior Officer, as necessary;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee civil litigation affecting the Funds, the Funds’ adviser or the Boards, and take such action as it deems necessary or appropriate, and report to the Boards from time to time, as necessary;

•

to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the audit committee of the Boards or compliance matters considered by the compliance committee of the Boards);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review shareholder correspondence addressed to the Boards from time to time, as discussed in further detail below; and

•	to review and act upon such other matters that are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

The Committee selects and nominates persons for election or appointment as trustees (i) to serve as additions to the Boards, (ii) to fill vacancies which may occur from time to time, and (iii) for election by the Funds’ shareholders at meetings called for the election of trustees.

After a determination by the Committee that a person should be nominated as an additional trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a trustee position on any of the Boards, the Committee shall nominate a person for appointment by a vote of the majority of the members of the Boards. Prior to a meeting of the shareholders of the Funds called for the purpose of electing trustees, the Committee shall nominate one or more persons for election as trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a trustee should include (but need not be limited to):

•

the advice of independent legal counsel to the Independent Trustees as to whether a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds;

•	whether or not the person is willing and able to serve and commit the time necessary to perform the duties of an Independent Trustee;

•	the contribution the person can make to the Boards and the Funds, considering the person’s business experience, education and such other factors as the Committee may determine to be relevant;

•	the person’s character and integrity, and his or her independence, leadership skills and ability to work with the Boards’ other members; and

•	recommendations from management as the Committee deems appropriate and as consistent with the 1940 Act.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

The Committee recognizes that diverse viewpoints, skill sets, backgrounds and experiences strengthen the performance of the Board and its committees as decision-making and oversight bodies serving the best interests of the Funds and their shareholders and values the diverse attributes of individual Trustees and the overall Board. In considering potential nominees, the Committee values diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the trustees’ and Independent Trustees’ responsibilities and duties and the time required to perform such duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection, the Committee will examine and monitor the legal counsel’s client relationships to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Funds’ Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Funds’ Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

APPENDIX B

EXECUTIVE OFFICERS OF THE TRUST

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Trust, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

The Trust’s officers are compensated by advisory affiliates of JPMorgan Chase & Co. for services rendered to the Trust. The officers of the Trust receive no direct remuneration from the Funds except the Funds, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to JPMIM for a portion of the fees associated with the Office of the Chief Compliance Officer.

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964)*	President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975)	Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980)**	Secretary (2019) (formerly Assistant Secretary since 2010)	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953)	Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964)***	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962)***	Assistant Secretary (2005)	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971)**	Assistant Secretary (2018)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980)**	Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986)**	Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

B-1

Name (Year of Birth)	Positions held with the Trust (since)	Principal Occupations During Past 5 Years

Michael M. D’Ambrosio (1969)	Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972)	Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977)***	Assistant Treasurer (2018)	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972)***	Assistant Treasurer (2017)	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985)	Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963)*	Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. since February 2020; formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020

Gillian I. Sands (1969)	Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

*	Address is 575 Washington Boulevard, Jersey City, NJ 07310.
**	Address is 4 New York Plaza, Floor 21, New York, NY 10004.
***	Address is 1111 Polaris Parkway, Columbus, OH 43240.

B-2

APPENDIX C

OWNERSHIP OF SECURITIES

The following table presents the aggregate dollar range of equity securities owned by each Nominee of the Funds of the Trust solicited by this Proxy Statement and of all funds in the J.P. Morgan Family of Funds as of December 31, 2020. The information as to beneficial ownership is based on statements furnished by each Nominee.

Nominees	Ownership of Undiscovered Managers Behavioral Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the J.P. Morgan Family of Funds(1)
John F. Finn	Over $100,000	Over $100,000
Stephen P. Fisher	None	Over $100,000
Kathleen M. Gallagher	None	Over $100,000
Frankie D. Hughes	None	Over $100,000
Raymond Kanner	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Dr. Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo	None	Over $100,000
Gary L. French	None	Over $100,000
Robert J. Grassi	None	Over $100,000
Thomas P. Lemke	None	Over $100,000
Lawrence R. Maffia	None	Over $100,000
Emily A. Youssouf	None	$10,001-$50,000(2)
Robert F. Deutsch	None	Over $100,000
Nina O. Shenker	None	None

(1)

For Mses. Gallagher and McCoy and Messrs. Finn, Fisher, Kanner and Oden, these amounts include deferred compensation balances, as of 12/31/20, through participation in the J.P. Morgan Mutual Funds’ Deferred Compensation Plan for Eligible Trustees.

(2)	As of March 17, 2021.

C-1

APPENDIX D

Form of Sub-Advisory Agreement

UNDISCOVERED MANAGERS FUNDS

SUB-ADVISORY AGREEMENT

(Undiscovered Managers Behavioral Value Fund)

This Sub-Advisory Agreement (this “Agreement”) is entered into as of [    ], 2021 by and between J.P. Morgan Investment Management Inc., a Delaware corporation (the “Manager”), and Fuller & Thaler Asset Management, Inc., a California corporation (the “Sub-Adviser”).

WHEREAS, the Manager has entered into a Management Agreement dated January 30, 2004 (the “Management Agreement”) with Undiscovered Managers Funds (the “Trust”), pursuant to which the Manager provides portfolio management and administrative services to the Behavioral Value Fund of the Trust (the “Series”);

WHEREAS, the Management Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Management Agreement to one or more sub-advisers; and

WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

1. Sub-Advisory Services.

a.

The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the “Administrator”), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust’s prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust’s trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

b.

The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request.

The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

c.

The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser’s Form ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

d.

The Sub-Adviser shall maintain and be bound by a Code of Ethics satisfying the requirements of Rule 17j-1 under the 1940 Act, and shall provide to the Trust a current copy of such Code of Ethics, as amended from time to time.

2.	Obligations of the Manager.

a.

The Manager shall provide (or cause the Trust’s custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

b.

The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3.	Custodian.

The Manager shall provide the Sub-Adviser with a copy of the Series’ agreement with the custodian designated to hold the assets of the Series (the “Custodian”) and any modifications thereto (the “Custody Agreement”), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instructions given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instructions under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

4.	Expenses.

Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.	Purchase and Sale of Assets.

Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination with respect to brokerage and research services or products may be viewed in terms of either that particular transaction or the overall responsibilities that the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

6.	Compensation of the Sub-Adviser.

As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.55% of the Series’ average daily net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Management Agreement.

Notwithstanding any other provisions of the Agreement, to the extent that the Manager is required pursuant to the Series’ expense limitation agreement to waive all or a portion of the advisory fees that the Manager receives under its Management Agreement for the Series, the Sub-Adviser hereby agrees to waive certain of the sub-advisory fees it receives pursuant to the Agreement, in an amount set forth below, to assist in maintaining the Series’ expense caps at the levels disclosed in the Series’ prospectuses.

The amount of any required waiver shall be determined monthly and will be allocated so that Sub-Adviser waives its sub-advisory fees in an amount equal to two-thirds (2/3) of the total waiver amount.

7.	Non-Exclusivity.

The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

8.	Liability.

Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the “Indemnified Parties”) shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties.

9.	Effective Date and Termination.

This Agreement shall become effective as of the date of its execution, and

a.

Unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

b.

This Agreement may at any time be terminated on sixty days’ written notice to the Sub-Adviser by the Manager, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

c.	This Agreement may be terminated by the Sub-Adviser on one hundred eighty days’ written notice to both the Manager and the Trust; and

d.	This Agreement shall automatically terminate in the event of its assignment.

Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty.

10.	Amendment.

This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

11.	Certain Definitions.

For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

12.	General.

a.

If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

b.	This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:
Name:
Title:

FULLER & THALER ASSET MANAGEMENT, INC.

By:
Name:
Title:

APPENDIX E

Fees Paid by the Funds to Independent Auditors

(1) Audit Fees. The aggregate fees billed for each of the last two fiscal years ended June 30, 2021 and June 30, 2020 (“Reporting Periods”)3 for professional services rendered by PwC for the audit of the Trust’s annual financial statements, or services that are normally provided by PwC in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Year Ended	Audit Fees
6/30/21	$71,953
6/30/20	$75,462

(2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC to the Trust’s investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Service Affiliates, that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the Trust and the Funds and not reported under paragraph (1), were as follows.

Year Ended	Audit- Related Fees
6/30/21	$14,119
6/30/20	$16,000

(3) Tax Fees. The aggregate fees billed to the Trust in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were as follows.

Year Ended	Tax Fees
6/30/21	$21,006
6/30/20	$22,709

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the Funds by PwC to Service Affiliates.

(4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PwC to the Trust, or services provided to Service Affiliates related directly to the operation and financial reporting of the Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PwC for services rendered to the Funds and to the Funds’ investment adviser and the other Service Affiliates as follows.

Year Ended	Other Fees
6/30/21	$—
6/30/20	$—

[3]	Fee information reflects the fees paid to PwC over the full fiscal year by Funds with the following fiscal year ends: February 28, and June 30.

E-1

(5) The percentage of services described in each of paragraphs (2) through (4) of this Appendix D that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows

(2) 0%

(3) 0%

(4) 0%

The Trust’s Audit and Valuation Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

E-2

APPENDIX F

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name	Share Class	Shares Outstanding - Class Level	Shares Outstanding - Fund Level
JPMorgan Realty Income Fund	A	1,360,914.677	124,628,616.637
JPMorgan Realty Income Fund	C	198,311.645	124,628,616.637
JPMorgan Realty Income Fund	I	11,120,109.760	124,628,616.637
JPMorgan Realty Income Fund	L	1,831,955.891	124,628,616.637
JPMorgan Realty Income Fund	R5	766,387.722	124,628,616.637
JPMorgan Realty Income Fund	R6	109,350,936.942	124,628,616.637
Undiscovered Managers Behavioral Value Fund	A	6,104,590.943	86,860,885.629
Undiscovered Managers Behavioral Value Fund	C	1,137,748.721	86,860,885.629
Undiscovered Managers Behavioral Value Fund	I	21,053,606.416	86,860,885.629
Undiscovered Managers Behavioral Value Fund	L	31,470,417.430	86,860,885.629
Undiscovered Managers Behavioral Value Fund	R2	174,172.078	86,860,885.629
Undiscovered Managers Behavioral Value Fund	R3	75,857.760	86,860,885.629
Undiscovered Managers Behavioral Value Fund	R4	31,625.186	86,860,885.629
Undiscovered Managers Behavioral Value Fund	R5	231,943.861	86,860,885.629
Undiscovered Managers Behavioral Value Fund	R6	26,580,923.234	86,860,885.629

F-1

APPENDIX G

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of June 30, 2021, the following persons were the owners of more than 5% of the outstanding classes of shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below are a subsidiary or affiliate of JPMorgan Chase & Co. Persons who beneficially own 25% or more of the outstanding shares of a Fund are presumed to “control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons may have the ability to control the outcome on any matter requiring the approval of shareholders of the Fund.

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

JPMORGAN REALTY INCOME FUND

CLASS A SHARES	J. P. MORGAN SECURITIES LLC*	33.98%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	NATIONAL FINANCIAL SERVICES LLC	12.07%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	EDWARD D JONES & CO	7.91%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	PERSHING LLC	7.48%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	CHARLES SCHWAB & CO INC	6.31%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

CLASS C SHARES	J. P. MORGAN SECURITIES LLC*	47.98%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	WELLS FARGO CLEARING SERVICES LLC	10.21%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	PERSHING LLC	10.13%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

	RAYMOND JAMES	9.18%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	STIFEL NICOLAUS & CO INC	8.95%
	EXCLUSIVE BENEFIT OF CUSTOMERS
	501 N BROADWAY
	SAINT LOUIS MO 63102-2188

CLASS I SHARES	NATIONAL FINANCIAL SERVICES LLC	58.45%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	18.50%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	LPL FINANCIAL	13.24%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

CLASS L SHARES	J. P. MORGAN SECURITIES LLC*	35.02%
	FOR EXCLUSIVE BENEFIT OF CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	CHARLES SCHWAB & CO INC	20.82%
	SPECIAL CUST A/C
	FBO EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NATIONAL FINANCIAL SERVICES LLC	18.23%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	9.46%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	TD AMERITRADE INC FOR THE	8.16%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

CLASS R5 SHARES	MITRA & CO FBO 98 DC	49.24%
	C/O RELIANCE TRUST COMPANY WI
	MAILCODE: BD1N—ATTN: MF
	4900 W BROWN DEER RD
	MILWAUKEE WI 53223-2422

	NATIONAL FINANCIAL SERVICES LLC	47.88%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R6 SHARES	JPMIM AS AGENT FOR*	11.83%
	JPMORGAN SMARTRETIREMENT 2040 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	10.28%
	JPMORGAN SMARTRETIREMENT 2030 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	10.19%
	JPMORGAN SMARTRETIREMENT 2035 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	9.25%
	JPMORGAN SMARTRETIREMENT 2045 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	MAC & CO A/C	9.18%
	ATTN MUTUAL FUND OPS
	PO BOX 3198
	525 WILLIAM PENN PLACE
	PITTSBURGH PA 15230-3198

	JPMIM AS AGENT FOR*	8.50%
	JPMORGAN SMARTRETIREMENT 2050 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	6.63%
	JPMORGAN SMARTRETIREMENT 2025 FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

	JPMIM AS AGENT FOR*	6.61%
	JPMORGAN INVESTOR BALANCED FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

	JPMIM AS AGENT FOR*	5.97%
	JPMORGAN INVESTOR CONSERVATIVE
	GROWTH FUND
	ATTN CLIENT SERVICES
	500 STANTON CHRISTIANA RD DE3-3650
	NEWARK DE 19713-2105

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

CLASS A SHARES	EDWARD D JONES & CO	20.58%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	MLPF&S FOR THE SOLE BENEFIT OF	11.05%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 9LCH4
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	10.64%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	8.98%
	SPECIAL CUSTODY ACCOUNT FOR
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	RAYMOND JAMES	5.03%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS C SHARES	WELLS FARGO CLEARING SERVICES LLC	16.05%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

	MORGAN STANLEY SMITH BARNEY LLC	12.83%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	EDWARD D JONES & CO	11.10%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

	UBS WM USA	10.57%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	PERSHING LLC	10.15%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

	RAYMOND JAMES	10.06%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	NATIONAL FINANCIAL SERVICES LLC	7.16%
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	499 WASHINGTON BLVD
	ATTN MUTUAL FUNDS DEPT 4TH FLOOR
	JERSEY CITY NJ 07310-1995

CLASS I SHARES	MLPF&S FOR THE SOLE BENEFIT OF	39.74%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY LLC	15.86%
	FOR THE EXCLUSIVE BENE OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1932

	UBS WM USA	11.83%
	OMNI ACCOUNT M/F
	SPEC CDY A/C EBOC UBSFSI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

	NATIONAL FINANCIAL SERVICES LLC	10.99%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	PERSHING LLC	7.89%
	P.O. BOX 2052
	JERSEY CITY NJ 07303-2052

CLASS L SHARES	WELLS FARGO CLEARING SERVICES LLC	20.15%
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMER
	2801 MARKET STREET
	ST LOUIS MO 63103-2523

	NATIONAL FINANCIAL SERVICES LLC	18.43%
	FOR THE EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 4TH FL
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	CHARLES SCHWAB & CO INC	16.40%
	SPECIAL CUST A/C
	FBO EXCLUSIVE BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	RAYMOND JAMES	15.14%
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

CLASS R2 SHARES	STATE STREET BANK & TRUST AS	65.63%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	DCGT AS TTEE AND/OR CUST	10.29%
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	ATTN NPIO TRADE DESK
	711 HIGH ST
	DES MOINES IA 50392-0001

CLASS R3 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	33.83%
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

	STATE STREET BANK & TRUST AS	25.17%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	RELIANCE TRUST COMPANY FBO	17.09%
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	GREAT-WEST LIFE & ANNUITY	9.34%
	FBO FUTURE FUNDS II
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

CLASS R4 SHARES	DCGT AS TTEE AND/OR CUST	32.79%
	FBO PLIC VARIOUS RETIREMENT PLANS
	ATTN NPIO TRADE DESK
	OMNIBUS
	711 HIGH ST
	DES MOINES IA 50392-0001

	STATE STREET BANK & TRUST AS	21.52%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	PIMS/PRUDENTIAL RETIREMENT	12.60%
	AS NOMINEE FOR THE TTEE/CUST PL 764
	COMPASS PRODUCTION SERVICES
	5555 EAST 71ST STREET
	SUITE 8200
	TULSA OK 74136-6542

	MID ATLANTIC TRUST COMPANY FBO	8.60%
	ANGMAR MEDICAL HOLDINGS INC AMHI-0
	1251 WATERFRONT PL STE 525
	PITTSBURGH PA 15222-4228

	NATIONAL FINANCIAL SERVICES LLC	8.51%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

CLASS R5 SHARES	GREAT-WEST TRUST COMPANY LLC TTEE F	26.96%
	C/O FASCORE LLC
	FBO STATE OF ALABAMA DCP 457
	8515 E ORCHARD RD # 2T2
	GREENWOOD VLG CO 80111-5002

Undiscovered Managers Funds—Fund	Shareholder and Address	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF	21.79%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	SEI PRIVATE TRUST COMPANY	16.55%
	C/O ID 866
	ATTN MUTUAL FUNDS
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	STATE STREET BANK & TRUST AS	7.09%
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST FL 1
	BOSTON MA 02111-2900

	MATRIX TRUST COMPANY CUST FBO	6.27%
	BSA FAMILY OF COMPANIES 401(K) PLAN
	PO BOX 52129
	PHOENIX AZ 85072-2129

CLASS R6 SHARES	MLPF&S FOR THE SOLE BENEFIT OF	21.42%
	ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	SEC# 97B00
	4800 DEER LAKE DR E FL 3
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES LLC	13.56%
	499 WASHINGTON BLVD
	JERSEY CITY NJ 07310-1995

	WELLS FARGO BANK NA FBO	9.92%
	OMNIBUS CASH CASH
	XXXX0
	PO BOX 1533
	MINNEAPOLIS MN 55480-1533

	EDWARD D JONES & CO	8.68%
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3710

*

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

FORM OF PROXY CARD FOR SHAREHOLDERS OF THE FUNDS

SCAN TO VIEW MATERIALS & VOTE

J.P. MORGAN ASSET MANAGEMENT 277 PARK AVENUE, 8TH FLOOR NEW YORK, NY 10172

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com or scan the QR Barcode above

3)  Follow the instructions provided on the website.

4)  To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/jpmorganfunds/broadridgevsm/

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58493-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

[Fund Name Here]		For	Withhold	For All	To withhold authority to vote for any individual
	The Board of Trustees recommends you vote FOR the following: 1. To elect 16 Nominees to serve as Trustees for the Trust:	All ☐	All ☐	Except ☐	nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Nominees: 01) John F. Finn 02) Stephen P. Fisher 03) Gary L. French 04) Kathleen M. Gallagher 05) Robert J. Grassi 06) Frankie D. Hughes 07) Raymond Kanner 08) Thomas P. Lemke	09) Lawrence Maffia 10) Mary E. Martinez 11) Marilyn McCoy 12) Dr. Robert A. Oden, Jr. 13) Marian U. Pardo 14) Emily A. Youssouf 15) Robert F. Deutsch 16) Nina O. Shenker

The Board of Trustees recommends you vote FOR the following proposal:

2.  To approve a new sub-advisory agreement between J.P. Morgan Investment Management Inc. and Fuller & Thaler Asset Management, Inc. for Undiscovered Managers Behavioral Value Fund.

For Against Abstain ☐ ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

You can register to virtually attend the Meeting at

https://www.viewproxy.com/jpmorganfunds/broadridgevsm/

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — —

D58494-TBD

Undiscovered Managers Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Shareholders of JPMorgan Trust I hereby appoints Michael Lord, Joseph Parascondola, and Wendy Setnicka and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on August 20, 2021 at a Special Meeting of Shareholders to be held virtually at 10am Eastern Time on October 27, 2021 (the “Meeting”), and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

PLEASE SIGN AND DATE ON THE REVERSE SIDE